UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 26, 2024

ENCORE WIRE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		000-20278	75-2274963
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)
1329 Millwood Road
McKinney,	Texas		75069
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (972) 562-9473

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	WIRE	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Current Report on Form 8-K/A is being filed by Encore Wire Corporation (the “Company”) as an amendment (the “Amendment”) to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on June 26, 2024 to report the preliminary voting results of a virtual special meeting of stockholders (the “Special Meeting”) held on June 26, 2024. This Amendment is being filed to report the final voting results as certified by the Inspector of Election for the Special Meeting.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 26, 2024, the Company held the Special Meeting to consider the following proposals: (1) a proposal to adopt the Agreement and Plan of Merger, dated as of April 14, 2024 (the “Merger Agreement”), entered into by and among Prysmian S.p.A. (“Parent”), Applause Merger Sub Inc. (“Merger Sub”), the Company and, solely as provided in Section 9.12 therein, Prysmian Cables and Systems USA, LLC, pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Merger Agreement Proposal”); (2) a proposal to approve, by advisory (non-binding) vote, compensation that will or may become payable by the Company to the Company’s named executive officers in connection with the Merger (the “Compensation Proposal”); and (3) a proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal (the “Adjournment Proposal” and, together with the Merger Agreement Proposal and the Compensation Proposal, the “Proposals”).
Prior to the Special Meeting, the Company delivered a proxy statement to its stockholders describing the Special Meeting, the Proposals and related information. The proxy statement was filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 22, 2024.
As of the close of business on May 17, 2024, the record date for the Special Meeting, there were 15,797,183 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), outstanding and entitled to vote at the Special Meeting. A total of 13,192,654 shares of Common Stock were represented either in person (by the holders of such shares participating through the virtual meeting website) or by proxy at the Special Meeting, representing approximately 83.51% of the outstanding shares of Common Stock as of the record date, and therefore a quorum was declared to be present.
The Merger Agreement Proposal was approved by the requisite vote of the Company’s stockholders.
The Compensation Proposal did not receive the requisite vote of the Company’s stockholders and therefore was not approved. Approval of the Compensation Proposal is not a condition to completion of the Merger, and the vote with respect to such proposal was advisory only and will not be binding on the Company.
The Adjournment Proposal was not presented for a vote at the Special Meeting, as there were sufficient votes to approve the Merger Agreement Proposal at the Special Meeting.
Set forth below are the final voting results for the Special Meeting as certified by the Inspector of Election for the Special Meeting.
Proposal 1: The Merger Agreement Proposal
The proposal received the following votes and was approved:

Votes For	Votes Against	Abstentions
13,144,521	42,207	5,926

Proposal 2: The Compensation Proposal
The proposal received the following votes and was not approved:

Votes For	Votes Against	Abstentions
4,662,020	8,499,248	31,386
Subject to the satisfaction or waiver by the parties of the remaining conditions to closing, the Company expects to consummate the Merger on or about July 2, 2024.

Forward-Looking Statements Safe Harbor
The matters discussed in this filing may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the expected timing of the closing of the Merger. Forward-looking statements can be identified by words such as: “anticipate”, “intend”, “plan”, “goal”, “seek”, “believe”, “project”, “estimate”, “expect”, “strategy”, “future”, “likely”, “may”, “should”, “will” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, such statements are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Therefore, you should not rely on any of these forward-looking statements. Examples of such uncertainties and risks include, but are not limited to, the possibility that one or more regulatory authorities may determine that their approval is required before the Merger can be consummated, or that other conditions to consummation of the Merger may not be satisfied, such that the Merger may not be consummated or that the consummation may be delayed, the reaction of distributors, vendors, other partners and employees to the announcement or consummation of the Merger, general macro-economic conditions, including risks associated with unforeseeable events such as pandemics, wars and other hostilities, emergencies or other disasters, risks associated with certain covenants in the Merger Agreement that may limit or disrupt our current plans and operations, the amount of the costs, fees, expenses and charges related to the Merger that may not be recovered if the Merger is not consummated for any reason, the outcome of any legal proceedings that may be brought related to the Merger, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, other risks and uncertainties described in Part II, Item 1A of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, and in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023, and other risks and uncertainties detailed from time to time in the Company’s reports filed with the Securities and Exchange Commission. Actual results may vary materially from those anticipated. Any forward-looking statement made by us in this filing is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE WIRE CORPORATION

Dated: June 26, 2024	By:	/s/ DANIEL L. JONES
	Name:	Daniel L. Jones
	Title:	Chairman, President and Chief Executive Officer